Exhibit 99.2

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OF SUCH JURISDICTION

FOR IMMEDIATE RELEASE

8 January 2018

RECOMMENDED MERGER

OF

WORLDPAY GROUP PLC (“WORLDPAY”)

WITH

VANTIV, INC. (“VANTIV”)

AND

VANTIV UK LIMITED (“BIDCO”)

to be effected by means of a scheme of arrangement

under Part 26 of the Companies Act 2006

RESULTS OF SHAREHOLDER MEETINGS

The Boards of Worldpay and Vantiv are pleased to announce that, at the Court Meeting and the General Meeting held earlier today in connection with the recommended merger of Worldpay with Vantiv and Bidco (a subsidiary of Vantiv) in the form of a recommended offer for the entire issued and to be issued ordinary share capital of Worldpay by Vantiv and Bidco (the “Merger”) to be implemented by means of a scheme of arrangement under Part 26 of the Companies Act 2006 (the “Scheme”), Worldpay Shareholders voted to:

•	approve the Scheme by the requisite majority, at the Court Meeting; and

•	pass the special resolution (the “Resolution”) in connection with the amendment of Worldpay’s articles of association and the implementation of the Scheme, at the General Meeting.

Details of the resolutions passed are set out in the notices of the Court Meeting and General Meeting contained in the scheme document dated 28 November 2017 (the “Scheme Document”), which document, subject to certain restrictions relating to persons resident in Restricted Jurisdictions, is available on Worldpay’s website at www.investors.worldpay.com.

Vantiv has also announced today that the Vantiv Shareholder Resolution was passed at the Vantiv Shareholders’ Meeting, with approximately 99.9 per cent. of votes cast in favour of the Vantiv Shareholder Resolution.

Commenting on the results of the Meetings, Philip Jansen, CEO of Worldpay Group plc and incoming co-CEO of the Combined Company said:

“As Vantiv Shareholders did earlier today, we are pleased that our shareholders have shown strong support for our merger with their approval of the transaction. Our executive team is in place, our in-depth integration planning well-advanced, and we are prepared for an effective transition once the transaction closes. Charles and I look forward to working with our leadership team to offer enhanced value and service to our clients and partners, now as the new Worldpay.” Except as otherwise defined herein, capitalised terms used but not defined in this Announcement have the same meanings as given to them in the Scheme Document.

Voting results of the Court Meeting

The Scheme was approved by the requisite majority on a poll vote at the Court Meeting held at 4.00 p.m. on 8 January 2018. A majority in number of the Scheme Shareholders who voted (and who were entitled to vote), either in person or by proxy, representing over 75 per cent. in value of the Scheme Shares held by such Scheme Shareholders present and voting, voted to approve the Scheme.

The results of the poll at the Court Meeting held on 8 January 2018 were as follows:

Results of Court Meeting	Number of Scheme Shares voted	Percentage of Scheme Shares voted	Number of Scheme Shareholders who voted	Percentage of Scheme Shareholders who voted	Number of Scheme Shares voted as a percentage of issued ordinary share capital entitled to vote on the Scheme
FOR	975,338,036	100.00	410	96.93	48.77
AGAINST	33,161	0.00	13	3.07	0.00
TOTAL	975,371,197	100.00	418	100.00	48.77

Voting results of the General Meeting

The Resolution was passed by the requisite majority on a poll vote at the General Meeting held at 4.15 p.m. on 8 January 2018.

The results of the poll at the General Meeting held on 8 January 2018 were as follows:

	FOR		AGAINST		TOTAL	WITHHELD*
Resolution	No. of Votes	% Votes	No. of Votes	% Votes	No. of Votes	No. of Votes
To give effect to the Scheme, as set out in the notice of General Meeting of Worldpay by, amongst other things, amending the articles of association of Worldpay	979,033,822	100.00	27,987	0.00	979,061,809	10,394,257

* A vote withheld is not a vote in law and counts neither “For” nor “Against” the Resolution.

Effective Date, Timetable and Updated ISIN

The Boards of Vantiv and Worldpay are pleased to announce that, apart from the sanction by the Court of the Scheme at the Court Hearing which is expected to take place on 11 January 2018 and the confirmations from the New York Stock Exchange, the FCA and the London Stock Exchange set out in Conditions 1.3(G) to (I) with regard to the listing of the New Vantiv Shares on the New York Stock Exchange and the Secondary Listing, all the Conditions set out in the Scheme Document have been satisfied or waived. Subject to the Scheme receiving the sanction of the Court on 11 January 2018, the Scheme is expected to become Effective on 16 January 2018. The expected timetable of principal events for the implementation of the Scheme is set out on pages 10 and 11 of the Scheme Document. As described in detail in the Scheme Document, the expected date of the Court Hearing (to sanction the Scheme) and each of the subsequent dates set out in this timetable could be subject to change.

Worldpay is applying to the UK Listing Authority and to the London Stock Exchange for: (a) the listing of Worldpay Shares on the premium listing segment of the Official List and the trading of Worldpay Shares on the Main Market, to be suspended with effect from 7.30 a.m. (London time) on 15 January 2018; and (b) such listing and admission to trading of Worldpay Shares to be cancelled with effect from 8.00 a.m. on 16 January 2018. Such suspension and cancellation of listing and admission to trading is subject to the Court Hearing not being adjourned, and to the Scheme becoming effective, respectively.

Subject to the Scheme becoming Effective, the special dividend of 4.2 pence per Worldpay Share will be paid on 29 January 2018 to Worldpay Shareholders on the register of members of Worldpay at the Scheme Record Time.

If any of the expected times and/or dates above change, the revised times and/or dates will be notified to Worldpay Shareholders by announcement through a Regulatory Information Service. Such announcement will, subject to certain restrictions relating to persons resident in Restricted Jurisdictions, also be available on Worldpay’s website at www.investors.worldpay.com.

Subject to the Scheme becoming Effective, the Combined Company’s class A common stock will begin trading on the New York Stock Exchange under the symbol “WP” and on the London Stock Exchange with a standard listing under the symbol “WPY”. The Combined Company’s class A common stock will trade under the new ISIN US9815581098 and new SEDOL number BFFK2W5.

A copy of this Announcement and Worldpay’s amended articles of association will be available on Worldpay’s website at www.investors.worldpay.com, subject to certain restrictions relating to persons resident in Restricted Jurisdictions. Further, a copy of the Resolution and the amended articles of association will be submitted electronically to the National Storage Mechanism, where they will be available for inspection at www.morningstar.co.uk/uk/NSM.

Enquiries

Worldpay:
Charles King, Investor Relations Director Claire Hardy, Head of External Communications Derek Woodward, Group Company Secretary	+44 (0) 203 664 6171 +44 (0) 203 664 4902 +44 (0) 7342 082 043

Goldman Sachs (Financial adviser to Worldpay)
Anthony Gutman Stephen Considine Owain Evans Charlie Lytle (corporate broking)	+44 (0) 207 774 1000

Barclays Bank Plc (Financial Adviser to Worldpay):
Richard Taylor Matthew Smith Alisdair Gayne (corporate broking) Robert Mayhew (corporate broking)	+44 (0) 207 623 2323

Finsbury (PR Adviser to Worldpay):
James Murgatroyd Andrew Hughes	+44 (0) 207 251 3801

Vantiv
Nathan Rozof, Investor Relations Andrew Ciafardini, Corporate Communications	+1 513 900 4811 +1 513 900 5308

Morgan Stanley (Financial adviser to Vantiv)
Seth Bergstein Brad Whitman Colm Donlon Matthew Jarman	+1 212 761 4000 +44 (0) 207 425 8000

Credit Suisse (Financial Adviser to Vantiv)
Brian Gudofsky Steven Geller Joe Hannon Kyle Fry	+1 212 325 2000 +44 (0) 207 888 8888

Smithfield (PR adviser to Vantiv)
John Kiely	+44 (0) 203 047 2538

Important notices

Goldman Sachs, which is authorised by the Prudential Regulation Authority and regulated by the FCA and the Prudential Regulation Authority in the U.K. is acting exclusively for Worldpay and no one else in connection with the Merger or any other matter referred to in this Announcement and will not be responsible to anyone other than Worldpay for providing the protections afforded to clients of Goldman Sachs, or for providing advice in relation to the Merger or any other matters referred to in this Announcement.

Barclays, which is authorised by the Prudential Regulation Authority and regulated in the United Kingdom by the Financial Conduct Authority and the Prudential Regulation Authority, is acting exclusively for Worldpay and no one else in connection with the Merger or any other matter referred to in this Announcement and will not be responsible to anyone other than Worldpay for providing the protections afforded to clients of Barclays nor for providing advice in relation to the Merger or any other matter referred to in this Announcement.

Morgan Stanley & Co. LLC, acting through its affiliate, Morgan Stanley & Co. International plc (“Morgan Stanley”), which is authorised by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority in the United Kingdom, is acting exclusively as financial adviser to Vantiv and Bidco and no one else in connection with the Merger. In connection with such matters, Morgan Stanley, its affiliates and their respective directors, officers, employees and agents will not regard any other person as their client, nor will they be responsible to anyone other than Vantiv and Bidco for providing the protections afforded to clients of Morgan Stanley nor for providing advice in connection with the Merger, the contents of this Announcement or any matter referred to herein.

Credit Suisse Securities (USA) LLC, acting through its affiliate, Credit Suisse International (“Credit Suisse”), which is authorised by the PRA and regulated by the FCA and the PRA in the United Kingdom, is acting as financial adviser exclusively for Vantiv and Bidco and no one else in connection with the Merger and/or other matters set out in this Announcement and will not be responsible to any person other than Vantiv and Bidco for providing the protections afforded to clients of Credit Suisse, nor for providing advice in relation to the content of this Announcement, the Merger or any matter referred to herein. Neither Credit Suisse nor any of its subsidiaries, branches or affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Credit Suisse in connection with the Merger, this Announcement, any statement contained herein or otherwise.

Further information

This Announcement is for information purposes only and is not intended to and does not constitute, or form any part of, an offer to sell or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Merger or otherwise. The Merger will be made solely by the Scheme Document (or in the event that the Merger is to be implemented by means of a Takeover Offer, the offer document), which contains the full terms and conditions of the Merger.

This Announcement does not constitute a prospectus or a prospectus equivalent document.

This Announcement has been prepared for the purpose of complying with English law and the Code and the information disclosed may not be the same as that which would have been disclosed if this Announcement had been prepared in accordance with the laws of jurisdictions outside England.

Overseas Shareholders

The release, publication or distribution of this Announcement in jurisdictions other than the United Kingdom, and the ability of Worldpay Shareholders who are not resident in the United Kingdom to participate in the Merger, may be restricted by relevant laws and/or regulations. Therefore, any persons who are subject to the laws and regulations of any jurisdiction other than the United Kingdom, or Worldpay Shareholders who are not resident in the United Kingdom, should inform themselves about and observe any applicable requirements in their jurisdiction. Any failure to comply with the applicable requirements may constitute a violation of the laws and/or regulations of any such jurisdiction.

The Merger is not being made, directly or indirectly, in, into or from a jurisdiction where to do so would violate the laws of that jurisdiction. Accordingly, copies of this Announcement and any formal documentation relating to the Merger are not being, and must not be, directly or indirectly, mailed or otherwise forwarded, distributed or sent in or into or from any Restricted Jurisdiction and persons receiving such documents (including custodians, nominees and trustees) must not mail or otherwise forward, distribute or send them in or into or from any Restricted Jurisdiction.

This Announcement has been prepared for the purpose of complying with English law and the Code and the information disclosed may not be the same as that which would have been disclosed if this Announcement had been prepared in accordance with the laws of jurisdictions outside the United Kingdom. Further details in relation to Worldpay Shareholders in overseas jurisdictions is contained in the Scheme Document.

Notice to U.S. investors

The Merger relates to the shares of an English company and is being made by means of a scheme of arrangement provided for under Part 26 of the Companies Act. The Merger, implemented by way of a scheme of arrangement is not subject to the tender offer rules or the proxy solicitation rules under the U.S. Exchange Act, as amended. Accordingly, the Merger is subject to the disclosure requirements and practices applicable to a scheme of arrangement involving a target company in England listed on the London Stock Exchange, which differ from the disclosure requirements of U.S. tender offer and proxy solicitation rules. If, in the future, Vantiv exercises its right to implement the Merger by way of a Takeover Offer and determines to extend the Takeover Offer into the U.S., the Merger will be made in compliance with applicable U.S. laws and regulations.

The New Vantiv Shares to be issued pursuant to the Merger have not been registered under the U.S. Securities Act, and may not be offered or sold in the U.S. absent registration or an applicable exemption from the registration requirements of the U.S. Securities Act. The New Vantiv Shares to be issued pursuant to the Merger will be issued pursuant to the exemption from registration provided by Section 3(a)(10) under the U.S. Securities Act. If, in the future, Vantiv exercises its right to implement the Merger by way of a Takeover Offer or otherwise in a manner that is not exempt from the registration requirements of the U.S. Securities Act, it will file a registration statement with the SEC that will contain a prospectus with respect to the issuance of New Vantiv Shares. In this event, Worldpay Shareholders are urged to read these documents and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information, and such documents will be available free of charge at the SEC’s website at www.sec.gov or by directing a request to Vantiv’s contact for enquiries identified above.

Neither the SEC nor any U.S. state securities commission has approved or disapproved of the New Vantiv Shares to be issued in connection with the Merger, or determined if this Announcement is accurate or complete. Any representation to the contrary is a criminal offence in the U.S.

Worldpay is incorporated under the laws of England and Wales. In addition, some of its officers and directors reside outside the U.S., and some or all of its assets are or may be located in jurisdictions outside the U.S. Therefore, investors may have difficulty effecting service of process within the U.S. upon those persons or recovering against Worldpay or its officers or directors on judgments of U.S. courts, including judgments based upon the civil liability provisions of the U.S. federal securities laws. It may not be possible to sue Worldpay or its officers or directors in a non-US court for violations of the U.S. securities laws.

Forward looking statements

This Announcement contains certain forward-looking statements with respect to Vantiv, Bidco and Worldpay. These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. Forward-looking statements often use words such as “anticipate”, “target”, “expect”, “estimate”, “intend”, “plan”, “goal”, “believe”, “aim”, “will”, “may”, “would”, “could” or “should” or other words of similar meaning or the negative thereof. Forward-looking statements include statements relating to the following: (i) future capital expenditures, expenses, revenues, economic performance, financial conditions, dividend policy, losses and future prospects, (ii) business and management strategies and the expansion and growth of the operations of the Vantiv Group or the Worldpay Group, and (iii) the effects of government regulation on the business of the Vantiv Group or the Worldpay Group. There are many factors which could cause actual results to differ materially from those expressed or implied in forward looking statements. Among such factors are changes in the global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax rates and future business combinations or disposals.

These forward-looking statements are based on numerous assumptions regarding the present and future business strategies of such persons and the environment in which each will operate in the future. By their nature, these forward-looking statements involve known and unknown risks, uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this Announcement may cause the actual results, performance or achievements of any such person, or industry results and developments, to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. No assurance can be given that such expectations will prove to have been correct and persons reading this Announcement are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this Announcement. All subsequent oral or written forward-looking statements attributable to Vantiv, Bidco or Worldpay or any persons acting on their behalf are expressly qualified in their entirety by the cautionary statement above. None of Vantiv, Bidco or Worldpay undertakes any obligation to update publicly or revise forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent legally required.

No profit forecast or estimates

No statement in this Announcement is intended as a profit forecast or estimate for any period and no statement in this Announcement should be interpreted to mean that earnings or earnings per ordinary share, for Vantiv or Worldpay, respectively for the current or future financial years would necessarily match or exceed the historical published earnings or earnings per ordinary share for Vantiv or Worldpay, respectively.

Dealing and Opening Position Disclosure Requirements of the Code

Under Rule 8.3(a) of the Code, any person who is interested in one per cent. or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the announcement in which any securities exchange offeror is first identified.

An Opening Position Disclosure must contain details of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 p.m. (London time) on the 10th Business Day following the commencement of the Offer Period and, if appropriate, by no later than 3.30 p.m. (London time) on the 10th Business Day following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.

Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in one per cent. or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror, save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 p.m. (London time) on the Business Day following the date of the relevant dealing.

If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.

Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).

Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Panel’s website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the Offer Period commenced and when any offeror was first identified. If you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure, you should contact the Panel’s Market Surveillance Unit on +44 (0)20 7638 0129.

In accordance with the Code, normal United Kingdom market practice and Rule 14e-5(b) of the US Exchange Act, Barclays and its affiliates will continue to act as exempt principal trader in Worldpay securities on the London Stock Exchange. These purchases and activities by exempt principal traders which are required to be made public in the United Kingdom pursuant to the Code will be reported to a Regulatory Information Service and will be available on the London Stock Exchange website at www.londonstockexchange.com. This information will also be publicly disclosed in the United States to the extent that such information is made public in the United Kingdom.

Publication on website

In accordance with Rule 26.1 of the Code, a copy of this Announcement will be made available (subject to certain restrictions relating to persons resident in Restricted Jurisdictions) on Worldpay’s website at www.investors.worldpay.com and on Vantiv’s website at www.vantiv.com by no later than 12 noon London time on 9 January 2018.

Neither the contents of these websites nor the content of any other website accessible from hyperlinks on such websites is incorporated into, or forms part of, this Announcement.

Requesting hard copy documents

In accordance with Rule 30.3 of the Code, a person so entitled may request a copy of this Announcement (and any information incorporated into it by reference to another source) in hard copy form free of charge. A person may also request that all future documents, announcements and information sent to that person in relation to the Merger should be in hard copy form. For persons who have received a copy of this Announcement in electronic form or via a website notification, a hard copy of this Announcement will not be sent unless so requested by contacting Worldpay on +44 20 3664 5777.